Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of VWR Funding, Inc. (the “Company”) for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Manuel Brocke-Benz, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Manuel Brocke-Benz
Name:	Manuel Brocke-Benz
Title:	President and Chief Executive Officer
Date:	March 5, 2013